SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 15, 1997



                           FFVA FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       Virginia                           0-24468             74-2712490
----------------------------            -------------     ----------------------
(State or other Jurisdiction            (SEC File No.)       (IRS Employer
    of incorporation)                                     Identification Number)




925 Main Street, Lynchburg, Virginia                                24504
------------------------------------                                -----
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:  (804) 845-2371
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                           FFVA FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         On October 15, 1997, the registrant announced that its Board of Directors had adopted a stock repurchase program that authorizes the repurchase of up to 452,000 shares of the common stock of the registrant.

         For further details, reference is made to the press release dated October 15, 1997, which is attached hereto as Exhibit 99 and incorporated herein by this reference.




Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------

Exhibit 99 -- Press Release dated October 15, 1997.
----------

                               SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          FFVA FINANCIAL CORPORATION



Date: October 15, 1997                    By:  /s/ James L. Davidson, Jr.
                                               James L. Davidson, Jr.
                                               President